UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2021

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 5, 2021, AdaptHealth Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with a stockholder of the Company (the “Selling Stockholder”), and Deutsche Bank Securities Inc. and Jefferies LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 7,250,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and the Selling Stockholder agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an additional 750,000 shares of the Company’s Class A Common Stock. The Company also granted the Underwriters an option to purchase up to an additional 1,200,000 shares of the Class A Common Stock from the Company, which was exercised in full, resulting in a total of 8,450,000 new shares of Class A Common Stock issued by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholder, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-251452), including the prospectus dated December 30, 2020 as supplemented by the prospectus supplement dated January 5, 2021.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Willkie Farr & Gallagher LLP relating to the legality of the issuance and sale of the Class A Common Stock is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of January 5, 2021, by and among the Company, the Selling Stockholder, and Deutsche Bank Securities Inc. and Jefferies LLC, as representatives of the several underwriters named therein

5.1	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 12, 2021

AdaptHealth Corp.

	By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer